Exhibit 99.1

Direct Digital Holdings Appoints Misty Locke,
Former Global Chief Marketing Officer for Dentsu Media,
to Board of Directors

Brings More than 20 Years of Deep Advertising Industry Insights and
Expertise to the Company

HOUSTON – January 18, 2023 – Direct Digital Holdings, Inc. (Nasdaq: DRCT) ("Direct Digital Holdings" or the "Company"), a leading advertising and marketing technology platform operating through its companies Colossus Media, LLC ("Colossus SSP"), Huddled Masses LLC ("Huddled Masses") and Orange142, LLC ("Orange142"), today announced advertising industry pioneer Misty Locke is joining its Board of Directors. Locke, an award-winning marketer, brings more than 20 years of experience in digital, performance and brand marketing. Her appointment was effective January 16, 2023.

Locke joins the Direct Digital Holdings Board of Directors following a successful tenure as Chief Marketing Officer for industry leader Dentsu Media. Prior to that, Locke served in several senior executive positions for iProspect, including President of iProspect Americas, Global Chief Client Officer and Global Chief Marketing Officer. Locke transformed iProspect, a company that she helped grow through a merger in 2008 with her company, Range Online Media, from an SEO brand into the largest and most innovative digital media and performance agency in the world scaled across more than 90 markets with more than 8,000 media and performance specialists.

In her career, Locke has worked with some of the world’s most iconic brands, including General Motors, Adidas, NIKE, The GAP Brands, Microsoft, Estée Lauder Companies, Accor Hotels, Burberry, Heineken and Kering. She also received the e-Microsoft Bing “Lifetime Achievement” award, for her contribution to the digital advertising industry, and Fast Company listed her on its list of “25 Top Women Business Builders.”

“Direct Digital Holdings is very pleased to welcome Misty to our Board of Directors,” said Mark D. Walker, Direct Digital Holdings Co-Founder, Chairman and Chief Executive Officer. “Misty brings a tremendous amount of industry insight and expertise to our company and will be a valuable asset for the senior leadership team and our strategic decision-making. Direct Digital Holdings is a pioneering force in the programmatic ad industry, and with Misty’s contributions, along with the dynamic leadership and breadth of experience offered by my fellow directors Tonie Leatherberry, Keith Smith and Richard Cohen, I am pleased with our fortified Board of Directors. Such bench strength will enable Direct Digital Holdings to continue to lead with a dynamic and inclusive approach, come up with innovative solutions for brands of all sizes and use advanced technology solutions for our tailored digital strategies.”

“Direct Digital Holdings has seen strong and resilient growth in a time where the industry overall is facing significant disruption and headwinds,” added Locke. “I look forward to supporting the company’s continued expansion and joining a pioneering team delivering leading digital advertising solutions for clients and especially those in multicultural communities.”

Her appointment to the Direct Digital Holdings Board of Directors comes less than a year after the Company listed on the Nasdaq Stock Market. She joins other outside board members, including Ms. Leatherberry and Mr. Cohen.

Locke graduated from the University of Texas at Austin with a Bachelor’s Degree in Corporate Communications.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which are subject to certain risks, trends and uncertainties.

As used below, "we," "us," and "our" refer to Direct Digital Holdings. We use words such as "could," "would," "may," "might," "will," "expect," "likely," "believe," "continue," "anticipate," "estimate," "intend," "plan," "project" and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements.

All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Our forward-looking statements are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements, including, but not limited to: our dependence on the overall demand for advertising, which could be influenced by economic downturns; any slow-down or unanticipated development in the market for programmatic advertising campaigns; the effects of health epidemics, such as the ongoing global COVID-19 pandemic; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers', suppliers' or other partners' computer systems; any unavailability or non-performance of the non-proprietary technology, software, products and services that we use; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry's technology and practices, and any perceived failure to comply with laws and industry self-regulation; restrictions on the use of third-party "cookies," mobile device IDs or other tracking technologies, which could diminish our platform's effectiveness; any inability to compete in our intensely competitive market; any significant fluctuations caused by our high customer concentration; any violation of legal and regulatory requirements or any misconduct by our employees, subcontractors, agents or business partners; any strain on our resources, diversion of our management's attention or impact on our ability to attract and retain qualified board members as a result of being a public company; our dependence, as a holding company, of receiving distributions from Direct Digital Holdings, LLC to pay our taxes, expenses and dividends; and other factors and assumptions discussed in the "Risk Factors," "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and other sections of our filings with the SEC that we make from time to time. Should one or more of these risks or uncertainties materialize or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this release to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

About Direct Digital Holdings

Direct Digital Holdings (Nasdaq: DRCT), owner of operating companies Colossus SSP, Huddled Masses, and Orange 142, brings state-of-the-art sell- and buy-side advertising platforms together under one umbrella company. Direct Digital Holdings' sell-side platform, Colossus SSP, offers advertisers of all sizes extensive reach within general market and multicultural media properties. The company's subsidiaries Huddled Masses and Orange142 deliver significant ROI for middle market advertisers by providing data-optimized programmatic solutions at scale for businesses in sectors that range from energy to healthcare to travel to financial services. Direct Digital Holdings' sell- and buy-side solutions manage approximately 90,000 clients monthly, generating over 100 billion impressions per month across display, CTV, in-app and other media channels. Direct Digital Holdings is the ninth black-owned company to go public in the U.S and was named a top minority-owned business by The Houston Business Journal.

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Contact:

ICR for Direct Digital Holdings

DDH@icrinc.com